SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 26, 2000
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                               EASTERN ENTERPRISES
                               -------------------
             (Exact name of registrant as specified in its charter)
Massachusetts                       1-2297                     04-1270730
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(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

                  9 Riverside Road, Weston, Massachusetts          02493
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                 (Address of principal executive offices)      (Zip Code)

         Registrant's telephone number, including area code (781) 647-2300
                                                            --------------

                 None
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           (Former name or former address, if changed since last report)

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Item 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable.
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Item 5.  Other Events

         As of April 26, 2000, the Board of Trustees of Eastern Enterprises (the "Trust") adopted an amendment to the Rights Agreement (the "Rights Agreement"), dated as of July 22, 1998, between the Trust and Fleet National Bank, formerly known as BankBoston, N. A. Pursuant to this amendment, KeySpan Corporation, a New York corporation, and its subsidiaries will not be considered an Acquiring Person (as defined in the Rights Agreement) under the Rights Agreement to the extent any such person becomes the beneficial owner of 10% or more of the shares of common stock of the Trust then outstanding by reason of the consummation of the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 4, 1999, as amended, by and among the Trust, KeySpan Corporation and ACJ Acquisition LLC, except at and after such time as the Merger Agreement is terminated pursuant to Section 9.01 thereof. A copy of this amendment is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

         As of April 26, 2000, Section 38 of the Declaration of Trust of the Trust was amended. A copy of the amended Section 38 is filed herewith as Exhibit
99.2 and is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits
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          (c)     Exhibits

99.1 Amendment No. 1 to Rights Agreement, dated as of April 26, 2000, between Eastern Enterprises and Fleet National Bank, formerly known as BankBoston, N.A.

99.2     Amendment to Declaration of Trust of the Trust.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EASTERN ENTERPRISES


Date: May 16, 2000                     By: /s/ L. William Law, Jr.
      ------------                         -----------------------
                                               L. William Law, Jr.
                                               Senior Vice President, General
                                               Counsel and Secretary


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                                  EXHIBIT INDEX

                                    Exhibits

99.1 Amendment No. 1 to Rights Agreement, dated as of April 26, 2000, between Eastern Enterprises and Fleet National Bank, formerly known as BankBoston, N.A.

99.2     Amendment to Declaration of Trust of the Trust.